REVERSE TAKEOVER TRANSACTION (Details Narrative) - $ / shares		13 Months Ended
	Oct. 02, 2020	Dec. 31, 2021
REVERSE TAKEOVER TRANSACTION (Details)
Description Of Estmated Fair Value	The estimated fair value of the shares issued was based on the financing price as completed by GameSquare on October 2, 2020 at $0.25 per unit (allocated 18.7 cents to the common shares and 6.3 cents to the warrants) and considering the exchange ratio of 5.8 to 1
Description Of Reverse Takeover Transaction	the existing common shares in the capital of the Company (the “GameSquare Shares”) were consolidated on a 5.8 to 1 basis resulting in 9,996,011 GameSquare Shares outstanding post consolidation
Estimated Fair Value		223,275
Exercise Price		$ 0.60
Risk Free Rate		0.25%
Estimated Life		3 years 25 days
Expected Volatility		100.00%
Dividend Yield		0.00%